FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT

         THIS FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT (the "First Amendment"), is made and entered into as of this 31st day of January, 1998, by and between
(a) UNIQUEST COMMUNICATIONS, INC., a Utah corporation with principal office and place of business in Midvale, Utah ("Borrower") and (b) AGENT FINANCIAL SERVICES, LLC, a Kentucky limited liability company with an office and place of business in Louisville, Kentucky (the "Lender").

         PRELIMINARY STATEMENT

A.          Pursuant to that certain Loan  Agreement  dated as of September  18,
            1995, between the Borrower and the Lender, the Lender has established a line of credit in the principal amount of Three Hundred Thousand Dollars ($300,000.00) in favor of the Borrower (the "Line of Credit"). The Loan Agreement and other Borrower Documents were originally between the Borrower and UniDial Incorporated. The Lender acquired the Loan from UniDial Incorporated on January 1, 1997.

B. The obligation of the Borrower to repay the outstanding principal balance of the Line of Credit, together with accrued interest thereon is evidenced by that certain Revolving Credit Note dated September 18, 1995, made by the Borrower, payable to the order of the Lender, and in the face principal amount of Three Hundred Thousand Dollars ($300,000.00), as amended pursuant to that certain First Amendment to Revolving Credit Note dated March 1, 1997 between the Borrower and the Lender (the "First Amendment") (collectively, the "Note").

C. The obligation of the Lender to establish the Line of Credit was subject to the condition, among others, that the Borrower execute that certain Security Agreement dated September 18, 1995, between Borrower and Lender ("Security Agreement")

D.          The current maturity date of the Note is January 31, 1998.

E. The Borrower has now requested that the Lender extend the stated maturity date of the Line of Credit from January 31, 1998 to January 31, 1999. The Lender is willing to and desires to extend the stated maturity date of the Line of Credit from January 31, 1998 to January 31, 1999, pursuant to the terms and conditions set forth in this First Amendment (the term "Loan Agreement," as hereinafter used, includes this First Amendment and all future amendments and modifications to the Loan Agreement).

F. The Shareholders collectively own ninety-three percent (93%) of the authorized, issued and outstanding shares of the Borrower's common stock and, in consideration of all of the benefits which the Shareholders will receive from the extension of the maturity date of the Note, the Shareholders are willing to and desire to execute and deliver this First Amendment to Stock Pledge Agreement in favor of the Lender.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Each capitalized term used herein, shall have the meaning set forth in the Stock Pledge Agreement or the Loan Agreement as amended.

2. Section 3 of the Stock Pledge Agreement is hereby amended in its entirety to read as follows:

3. Obligations Secured. The security interests created hereby secure the payment and performance of all of the following Secured
            Obligations: (a) any and all indebtedness of the Borrower to the Lender evidenced by the Revolving Credit Note, as defined in the Loan Agreement and any amendments thereto; (b) all of the obligations, agreements, covenants, and representations of the Borrower contained in the Security Agreement as defined in the Loan Agreement, and any amendments thereto; (c) all of the obligations, agreements, covenants and representations of the Borrower contained in the Security Agreement as defined in the Loan Agreement and any amendments thereto, and any other related document, or any other

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            Borrower  Document,  as  defined  in  the  Loan  Agreement  and  any amendments thereto, whether or not now or hereafter evidenced by any note, instrument, or other writing, or as may be amended or modified in writing; (d) any and all indebtedness of the Shareholders contained in and evidenced by the Guaranty Agreement as defined by the Loan Agreement and any amendments thereto; and (e) any and all indebtedness, obligation, or liability of the Shareholders and/or the Borrower to the Lender, however evidenced, direct or indirect, absolute or contingent, whether now existing or hereafter arising.

3. Section 13(b)(ii) is hereby amended in its entirety to read as follows:

                    1.       If to the Lender:

                               Agent Financial Services, LLC
                               4350 Brownsboro Road
                               Suite 110, The Summit
                               Louisville, KY  40207
                               Attn:  Mr. Kenneth D. Richey

                               and copy to:

                               Ogden Newell & Welch
                               1700 Citizens Plaza
                               500 West Jefferson Street
                               Louisville, KY  40202
                               Attn:  Mr. Robert W. Adams

4. The Shareholders represent and warrant that no Event of Default has occurred or is continuing under the Stock Pledge Agreement.

5. Except to the extent expressly amended or modified hereby, the Shareholders hereby ratify and reaffirm their covenants, agreements, obligations, representations and warranties set forth in the Stock Pledge Agreement.

         IN WITNESS WHEREOF, the Shareholders and the Lender have caused this First Amendment to Stock Pledge Agreement to be duly executed as of the day and year first above written.

                                           /s/ Thomas E. Aliprandi
                                           ----------------------------------
                                           Thomas E. Aliprandi

                                           /s/ David E. Shepardson
                                           -----------------------------
                                           David E. Shepardson

                                           (the "Shareholders")


                                           AGENT FINANCIAL SERVICES, LLC

                                           By:  /s/  Kenneth D. Richey
                                                ------------------------------
                                           Kenneth D. Richey, Operating Manager

                                           (the "Lender")